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On September 2, 2020, YieldStreet Inc. and two affiliates (YieldStreet Management, LLC. and YieldStreet Prism Fund Inc. (“Prism Fund”)) were named as defendants in a complaint filed in the Supreme Court of New York by an investor seeking rescission under the Securities Act of 1933 of a $200,000 investment in the Prism Fund, a closed-end investment company managed by YieldStreet Management, LLC. David Berten, as trustee for the David Powers Berten Trust v. YieldStreet Management, LLC, et al., Case. No. 654204/2020.   The Complaint asserted that the Prism Fund violated Sections 11 and 12(a)(2) of the Federal Securities Act of 1933, alleging, inter alia, a failure to disclose that defaults had occurred with respect to other investment vehicles advised by the same adviser (Yieldstreet Management, LLC). On January 22, 2021, the Court granted all defendants’ motions to dismiss, dismissing the lawsuit in its entirety with prejudice. The period of time within the plaintiff may file a notice of appeal has not expired.